Equity	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Equity

Note 11. Equity

On September 18, 2013, the Company completed a follow-on public offering of 5.2 million of its ordinary shares and received net proceeds of $462.9 million.

During 2012, Hewlett-Packard Company exercised its warrant to purchase 0.5 million shares of the Company through a "cashless exercise" in accordance with the terms of the warrant and was issued 360,115 shares. The Company received a tax benefit of $6.1 million in excess of the tax benefit based on intrinsic value on date of issuance of the warrant and the tax benefit is reflected as an increase to additional paid-in capital in the statement of changes in equity.

As discussed in note 2, the Stratasys-Objet merger was accounted for as reverse acquisition with Objet as the legal acquirer and Stratasys Inc. as the accounting acquirer. Under reverse acquisition accounting, the U.S. dollar amount for ordinary shares is based on the nominal value and number of shares issued by Objet (reflecting the legal structure of Objet as the legal acquirer) on the merger date plus subsequent shares issued by the Company. The amounts in additional paid-in capital represent that of Stratasys Inc. and include the fair value of shares deemed for accounting purposes to have been issued by Stratasys Inc. on the merger date and the fair value of the Objet stock options included in the purchase price calculation. The Stratasys Inc. additional paid-in capital was also adjusted for the difference between the number of ordinary shares discussed in note 2 above and the historical number of shares of Stratasys Inc. common stock, as well as the elimination of the recorded number of Stratasys Inc. treasury stock. In September, 2012 Objet shareholders adopted resolutions according to which, upon the effectiveness of the merger, the Company's authorized share capital was reduced to 60 million ordinary shares of a nominal value of NIS 0.01 each. All outstanding ordinary shares are validly issued, fully paid and non-assessable. The current authorized share capital reflects (i) the automatic conversion of all Objet preferred shares and options to purchase preferred shares outstanding prior to the effective time of the merger into ordinary shares and options to purchase ordinary shares, respectively, on a one-for-one basis, in accordance with the articles of association of Objet in effect prior to the closing of the merger, and (ii) a one-for-8.691 reverse stock split ratio and accompanying reduction in Objet's authorized share capital from NIS 5 million to NIS 0.6 million and a corresponding reduction in the nominal value per share from NIS 0.0833 to NIS 0.01, each of which became effective at the effective time of the merger.

At the Company's annual general meeting held in June 2013, the Company's shareholders approved an amendment to the Company's articles of association to increase the number of ordinary shares the Company is authorized to issue to 180 million and correspondingly to increase the Company's share capital to NIS1.8 million.